                                POWER OF ATTORNEY

         WHEREAS, Genentech, Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a Registration Statement on Form S-4 to register shares of Special Common Stock of Genentech, Inc.:

         NOW, THEREFORE, I, in my capacity as a director of Genentech, Inc., hereby appoint G. Kirk Raab and John P. McLaughlin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Genentech, Inc., said Registration Statement on Form S-4 and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument this 26th day of May, 1995.

                                                 /s/ Donald L. Murfin
                                                 -----------------------
                                                 Donald L. Murfin

                                POWER OF ATTORNEY

         WHEREAS, Genentech, Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a Registration Statement on Form S-4 to register shares of Special Common Stock of Genentech, Inc.:

         NOW, THEREFORE, I, in my capacity as a director of Genentech, Inc., hereby appoint G. Kirk Raab and John P. McLaughlin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Genentech, Inc., said Registration Statement on Form S-4 and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument this 3rd day of June, 1995.

                                                 /s/ John T. Potts, Jr.
                                                 -----------------------
                                                 John T. Potts, Jr.

                                POWER OF ATTORNEY

         WHEREAS, Genentech, Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a Registration Statement on Form S-4 to register shares of Special Common Stock of Genentech, Inc.:

         NOW, THEREFORE, I, in my capacity as a director of Genentech, Inc., hereby appoint G. Kirk Raab and John P. McLaughlin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Genentech, Inc., said Registration Statement on Form S-4 and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument this 26th day of May, 1995.

                                                 /s/ C. Thomas Smith, Jr.
                                                 -----------------------
                                                 C. Thomas Smith, Jr.

                                POWER OF ATTORNEY

         WHEREAS, Genentech, Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a Registration Statement on Form S-4 to register shares of Special Common Stock of Genentech, Inc.:

         NOW, THEREFORE, I, in my capacity as a director of Genentech, Inc., hereby appoint G. Kirk Raab and John P. McLaughlin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Genentech, Inc., said Registration Statement on Form S-4 and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument this 5th day of June, 1995.

                                                 /s/ Robert A. Swanson
                                                 -----------------------
                                                 Robert A. Swanson

                                POWER OF ATTORNEY

         WHEREAS, Genentech, Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a Registration Statement on Form S-4 to register shares of Special Common Stock of Genentech, Inc.:

         NOW, THEREFORE, I, in my capacity as a director of Genentech, Inc., hereby appoint G. Kirk Raab and John P. McLaughlin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Genentech, Inc., said Registration Statement on Form S-4 and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument this 30th day of May, 1995.

                                                 /s/ David S. Tappan, Jr.
                                                 -----------------------
                                                 David S. Tappan, Jr.